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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF THE REPORT: JULY 3, 2001

                         COMMISSION FILE NUMBER 0-16182

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                            AXSYS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                                                    11-1962029
(State or other jurisdiction of  incorporation or organization)  I.R.S Employer Identification Number

175 CAPITAL BOULEVARD, SUITE 103
ROCKY HILL, CONNECTICUT                                                 06067
(Address of principal executive offices)                              (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (860) 257-0200

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


In a press release on July 2, 2001, Axsys Technologies, Inc. (Nasdaq: AXYS) announced a revised outlook for Fiscal 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibit I          Axsys Technologies, Inc. Press Release dated
                              July 2, 2001



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  July 3, 2001

                                    AXSYS TECHNOLOGIES, INC.
                                    (Registrant)


                                    By: /s/ John E. Hanley
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                                        John E. Hanley
                                        Chief Financial Officer


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